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                                                                   Exhibit 10.01

                     AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

AMENDMENT No. 4 dated as of September 11, 2002 ("Amendment No. 4") to the Employment Agreement dated August 28, 1998 as amended November 30, 1998, August 8, 2000 and January 2001 (the "Employment Agreement") by and between G+G Retail, Inc., a Delaware corporation (the "Company"), and Jay Galin, an individual resident at 211 East 70th Street, New York, New York 10021 (the "Executive").

The Company desires to provide for the Executive's continued employment with the Company and the Executive wishes to accept such continued employment upon the terms and subject to the conditions set forth in the Employment Agreement, as amended hereby.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         5. Capitalized terms used but not defined herein shall have the meanings set forth in the Employment Agreement.

         6. The term of Executive's employment under the Employment Agreement shall be extended through August 27, 2007. References in the Employment Agreement to the "Employment Period" shall mean the term of Executive's employment by the Company as extended hereby.

         7. Section 2.2 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

         "2.2     Term

         Subject to earlier termination pursuant to Section 4, this Agreement shall commence on the date hereof and shall continue until August 27, 2007 (the "Consultation Period")."

         8. Section 4.1 of the Employment Agreement and Section 4.1 of the Consulting Agreement are each hereby amended to add a new clause (e) which shall read as follows:

         "(e) upon termination by Executive [Consultant] within one year following a "Change of Control" (as defined in Section 4.4A), such termination to be effective as of the date specified in Section 4.4A.

(References above to the term "Executive" shall be deemed to apply with respect to the Employment Agreement and references to the term "Consultant" shall be deemed to apply with respect to the Consulting Agreement.)

         9. Section 4 of the Employment Agreement and Section 4 of the Consulting Agreement are each hereby amended to add a new Section 4.4A which shall read as follows:





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         "4.4A    Definition of "Change of Control"

         A "Change of Control" shall have the meaning ascribed in Section 4(b)(ii)(1) of Part B of Article Fourth of the Restated Certificate of Incorporation of the Parent Company (which shall be deemed incorporated by reference as if fully set forth herein). A termination of employment by Executive [Consultant] following the occurrence of a Change of Control shall be deemed effective as of the date which is 30 days following written notice thereof given by the Executive [Consultant] to the Company."

(References above to the term "Executive" shall be deemed to apply with respect to the Employment Agreement and references to the term "Consultant" shall be deemed to apply with respect to the Consulting Agreement.)

         10. Section 4.5(a) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Termination by the Executive for Good Reason or by the Company Without Cause. Subject to Section 4.5(e) below, in the event that, during the Employment Period, the Executive terminates his employment with the Company for Good Reason, or the Company terminates the Executive's employment without Cause, then the Executive shall receive from the Company (as severance pay and liquidated damages, in lieu of any other rights or remedies which might otherwise by available to him under this Agreement, and to the extent permitted by law, without any obligation on the Executive's part to mitigate damages by seeking other employment or performance of other services) the amounts set forth, and payable as in the manner provided in either clause (x) or (y) below, as Executive shall elect. Executive's election to receive the amount in either clause (x) or (y) below shall be set forth in a written "Notice of Election of Remedy" given to the Company not less than 15 days following the date on which Executive receives notice from the Company of a termination without Cause or the date on which Executive has given notice to the Company of a termination for Good Reason, as the case may be. Each such notice shall be given in the manner provided in Section 7.7 below.

         (x) $2,750,000 paid in a one-time lump sum within 30 days following the effective date of termination of Executive's employment; or

         (y) $3,850,000 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.

         In case of any dispute as to the propriety of the termination of the Executive's employment by the Company, the Company agrees to continue to provide to the Executive all of the cash compensation and benefits that would be payable to the Executive pursuant to the Employment Agreement pending final resolution of such dispute; the Executive shall be entitled to such legal or equitable damages or relief as may be available to enforce his rights hereunder; and the Executive shall be obligated to reimburse the Company for all such compensation and benefits if it is finally determined that he was not entitled thereto. If such termination is determined to be improper, the Company agrees to pay to the Executive, all of his attorney's fees and expenses arising from such dispute."







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         11. Section 4.5(a) of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Termination by the Consultant for Good Reason or by the Company Without Cause. Subject to Section 4.5(e) below, in the event that during the first 180 days of the Consultation Period, the Consultant terminates his engagement with the Company for Good Reason, or the Company terminates the Consultant's engagement without Cause, then the Consultant shall receive from the Company (as liquidated damages, in lieu of any other rights or remedies which might otherwise by available to him under this Agreement, and to the extent permitted by law, without any obligation on the Consultant's part to mitigate damages by seeking other engagements or otherwise and without any offset for any compensation earned as a result of any such other engagements or performance of other services) the amounts set forth in (and payable in the manner provided in) either clause (x) or (y) below, as the Consultant shall elect. Consultant's election to receive the amount in either clause (x) or (y) below shall be set forth in a written "Notice of Election of Remedy" given to the Company not less than 15 days following the date on which Consultant receives notice from the Company of a termination without Cause or the date on which Consultant has given notice to the Company of a termination for Good Reason, as the case may be. Each such notice shall be given in the manner provided in Section 7.7 below.

         (x) $2,750,000 paid in a one-time lump sum within 30 days following the date of termination of Consultant's engagement;

         (y) $3,850,000 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.

         In the event that after the first 180 days of the Consultation Period, the Consultant terminates his engagement with the Company for Good Reason, or the Company terminates the Consultant's engagement without Cause, then the Consultant shall receive from the Company (as liquidated damages, in lieu of any other rights or remedies which might otherwise by available to him under this Agreement, and to the extent permitted by law, without any obligation on the Consultant's part to mitigate damages by seeking other engagement or otherwise and without any offset for any compensation earned as a result of any such other engagements or performance of other services) the amounts set forth in (and payable in the manner provided in) clauses (xx) and (yy) below, as the Consultant shall elect. Consultant's election to receive the amount in either clauses (xx) or (yy) shall be set forth in a written "Notice of Election of Remedy" given to the Company not less than 30 days following the date on which Consultant receives notice from the Company of a termination without Cause or the date on which Consultant has given notice to the Company of a termination for Good Reason, as the case may be. Each such notice shall be given in the manner provided in
         Section 7.7, below.

         (xx) $1,375,000 paid in a one-time lump sum within 30 days following the date of termination of Consultant's engagement;

         (yy) $1,925,000 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.





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         In case of any dispute as to the propriety of the termination of the
         Consultant's employment by the Company, the Company agrees to continue to provide to the Consultant all of the cash compensation and benefits that would be payable to the Consultant pursuant to the Consulting Agreement pending final resolution of such dispute; the Consultant shall be entitled to such legal or equitable damages or relief as may be available to enforce his rights hereunder; and the Consultant shall be obligated to reimburse the Company for all such compensation and benefits if it is finally determined that he was not entitled thereto. If such termination is determined to be improper, the Company agrees to pay to the Consultant all of his attorney's fees and expenses arising from such dispute."

         12. Section 4.5(d) of the Employment Agreement is hereby amended and restated by deleting the proviso contained therein and, accordingly, such provision shall read in its entirety as follows:

         "4.5 Termination upon Death. In the event that the Executive shall die during the Employment Period, or as a result of a Disability, the Company shall pay to the Executive's Designated Beneficiary, the Salary and Bonus Compensation otherwise payable to the Executive pursuant to Section 3 above for a period of one year following the date of Executive's death."

         Section 4.5(d) of the Consulting Agreement is hereby amended and restated by deleting the proviso contained therein and, accordingly, such provision shall read in its entirety as follows:

         "4.5 Termination upon Death. In the event that the Consultant shall die during the Consultation Period, or as a result of a Disability, the Company shall pay to the Consultant's Designated Beneficiary, the Consultation Fees otherwise payable to the Executive pursuant to Section 3 above for a period of one year following the date of the Consultant's death."

         13. Section 4.5 of the Employment Agreement is hereby amended (i) to redesignate clause (e) of such Section as clause (f), and (ii) to add a new clause (e) which shall read as follows:

                  "(e) Termination upon a Change of Control. If, during the Employment Period, Executive terminates his employment following a Change of Control pursuant to clause (e) of Section 4.1, or if the Company terminates Executive's employment without Cause or Executive terminates his employment for Good Reason within one year following a Change of Control, then, in any such case, notwithstanding the provisions of Section 4.5(a), Executive shall receive from the Company (as severance pay and liquidated damages, in lieu of any other rights or remedies which might otherwise be available to him under this Agreement, and to the extent permitted by law, without any obligation on the Executive's part to mitigate damages by seeking other employment or otherwise and without any offset for any compensation earned as a result of any such other employment or performance of other services) the amounts set forth in (and payable in the manner provided in) either clause (r) or (s) below, as the Consultant shall elect. Consultant's election to receive the amount in either clause (r) or (s) below shall be set forth in a written "Notice of Election of Remedy" given to the Company concurrently with Consultant's election to terminate his engagement following a Change of Control (whether such termination is pursuant to clause (e) of Section 4.1 or for Good Reason) or not later than 15 days following the date on which Consultant receives notice from the Company of its election to terminate Consultant's engagement without Cause, as the case may be. Each such notice shall be given in the manner provided in Section 7.7 below.




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         (r) $3,025,000 paid in a one-time lump sum within 30 days following the date of termination of Consultant's engagement;

         (s) $3,575,000 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.

         Section 4.5 of the Consulting Agreement is hereby amended (i) to redesignate clause (e) of such Section as clause (f), and (ii) to add a new clause (e) which shall read as follows:

         If, during the Consultation Period, Consultant terminates his engagement following a Change of Control pursuant to clause (e) of
         Section 4.1, or if the Company terminates Consultant's engagement without Cause or Consultant terminates his engagement for Good Reason within one year following a Change of Control, then, in any such case, notwithstanding the provisions of Section 4.5(a), Consultant shall receive from the Company (as liquidated damages, in lieu of any other rights or remedies which might otherwise be available to him under this Agreement, and to the extent permitted by law, without any obligation on the Consultant's part to mitigate damages by seeking other engagements or otherwise and without any offset for any compensation earned as a result of the performance of other services) the following amount:

         (i) if termination of the Consultant's engagement occurs during the first 180 days of the Consultation Period, the amounts set forth in (and payable in the manner provided in) either clause (r) or (s) below, as the Consultant shall elect. Consultant's election to receive the amount in either clause (r) or (s) below shall be set forth in a written "Notice of Election of Remedy" given to the Company concurrently with Consultant's election to terminate his engagement following a Change of Control (whether such termination is pursuant to clause (e) of Section 4.1 or for Good Reason) or not later than 15 days following the date on which Consultant receives notice from the Company of its election to terminate Consultant's engagement without Cause, as the case may be. Each such notice shall be given in the manner provided in Section 7.7 below.

                  (r) $3,025,000 paid in a one-time lump sum within 30 days following the date of termination of Consultant's engagement;

                  (s) $3,575,000 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.

         (ii) if termination of the Consultant's engagement occurs after the first 180 days of the Consulting Period, the amounts set forth in (and payable in the manner provided in) either clause (rr) or (ss) below, as the Consultant shall elect. Consultant's election to receive the amount in either clause (rr) or (ss) below shall be set forth in a written "Notice of Election of Remedy" given to the Company concurrently with Consultant's election to terminate his engagement following a Change of Control (whether such termination is pursuant to clause (e) of Section 4.1 or for Good Reason) or not later than 30 days following the date on which Consultant receives notice from the Company of its election to terminate Consultant's engagement without Cause, as the case may be. Each such notice shall be given in the manner provided in Section 7.7 below.






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                  (rr) $1,512,500 paid in a one-time lump sum within 30 days following the date of termination of Consultant's engagement;

                  (ss) $1,787,500 paid in 30 equal monthly installments, commencing on the first business day of the calendar month next following the effective date of termination of Executive's employment and on the first business day of each of the next 29 months thereafter.

The following provisions shall be deemed incorporated in clause (e) of Section
4.5 of each of the Employment Agreement and the Consulting Agreement:

Notwithstanding the foregoing, in the event it is determined that (i) part or all of the compensation and benefits to be paid to the Executive (Consultant) under this Agreement and outside of this Agreement constitute "parachute payments" under Section 280G of the Code, and (ii) the payment of benefits under this Agreement will cause the Executive (Consultant) to incur excise tax under
Section 4999 of the Code, the following limitation shall apply:

         If the aggregate present value of such parachute payments (the "Parachute Amount") equals or exceeds 2.99 times the Executive's (Consultant's) Base Amount, then the amounts otherwise payable to or for the benefit of the Executive (Consultant) pursuant to this Agreement, and taken into account in calculating the Parachute Amount, shall be reduced, as further described below, to the extent necessary so that the Parachute Amount is equal to 2.99 times the Executive's (Consultant's) "Base Amount".

As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made in view of the foregoing limitation ("Overpayment"). In the event that there is a final determination by the Internal Revenue Service, or a final determination by a court of competent jurisdiction, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive (Consultant) which the Executive (Consultant) shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Executive (Consultant) to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code."

(References above to the term "Executive" shall be deemed to apply with respect to the Employment Agreement and references to the term "Consultant" shall be deemed to apply with respect to the Consulting Agreement.)

         14. Section 5.2 of the Employment Agreement and Section 5.2 of the Consulting Agreement are each hereby amended to add new clauses (e) and (f) which shall read as follows:

         "(e) If the Board of Directors of the Parent Company shall authorize, propose, enter into negotiations with respect to or approve a Sale Transaction of the type described in Section 2(b)(3) of Section FOURTH Part A of the Restated Certificate of Incorporation of the Parent Company, Executive [Consultant] shall use Executive's best efforts to assist in the Sale Transaction process, provide full access to information and facilities of the Company and otherwise fully cooperate in connection with any such Sale Transaction or in the transition of Executive's [Consultant's] duties hereunder, as the Employment Committee of the Board of Directors of the Company shall reasonably request, provided, however, that nothing herein shall be deemed to require Executive [Consultant] to refrain from terminating his employment [engagement] with the Company following a Change of Control pursuant to clause (e) of Section 4.1, and Executive [Consultant] may disclose





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         to any interested party in connection with a Sale Transaction his intention to terminate his employment following completion of any such Sale Transaction."

         "(f) Executive acknowledges his obligations pursuant to Section 2.6(b) of that certain Stockholders Agreement, dated August 28, 2002, among the Parent Company, Pegasus G&G Retail, L.P., Pegasus Partners, L.P., Pegasus Related Partners, L.P., Executive, Scott Galin and other management stockholders of the Parent Company set forth on Schedule 1 thereto and, without in any way limiting his obligations under such Stockholders Agreement, hereby agrees to fully satisfy his obligations arising under such Section 2.6(b)."

(References above to the term "Executive" shall be deemed to apply with respect to the Employment Agreement and references to the term "Consultant" shall be deemed to apply with respect to the Consulting Agreement.)

         15. Except as specifically amended above, the Employment Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         16. This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

         17. This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment No. 4 and all of which, when taken together, shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 4 on the date and year first above written.

                                 G+G RETAIL, INC.

                                 By:/s/ Scott Galin
                                    ____________________________________________
                                          Scott Galin
                                          President and Chief Operating Officer

                                 /s/ Jay Galin
                                 _______________________________________________
                                          Jay Galin